UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

LightJump Acquisition Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39869	85-2402980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2735 Sand Hill Road, Suite 110

Menlo Park, CA 94025

(Address of Principal Executive Offices, including Zip Code)

(650) 515-3930

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2022 (the “Closing Date”), the business combination by and among LightJump Acquisition Corporation, a Delaware corporation (the “Registrant”, “LightJump”, or “SPAC”), Moolec Science Limited, a private limited company incorporated under the laws of England and Wales ( the “Company”), Moolec Science SA, a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 17, Boulevard F.W. Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies’ Register (Registre de Commerce et des Sociétés, Luxembourg) under number B268440 (“Holdco”), and Moolec Acquisition, Inc., a Delaware corporation (“Merger Sub”) was completed pursuant to the terms of the Business Combination Agreement, dated June 14, 2022 (as amended and/or restated from time to time, the “Business Combination Agreement” and the transaction contemplated thereby the “Transactions”), by and among LightJump, the Company, Holdco and Merger Sub. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Business Combination Agreement.

Registration Rights and Lock-Up Agreement

In connection with Closing, the Sponsor, Holdco, the CFO, the Core Company Shareholders, UG Holdings, LLC, and the Company SAFE Holders entered into a Registration Rights and Lock-Up Agreement pursuant to which, the Sponsor, CFO, Core Company Shareholders and Company SAFE Holders have customary demand and piggyback registration rights in connection with the Company Ordinary Shares issued to them in the Exchange or the Merger. Additionally, the Holdco Ordinary Shares held by each party to the Registration Rights and Lock-Up Agreement, with the exception of the Company Ordinary Shares that were issued to Theo I SCSp (“Theo”) and Union Group Ventures Ltd. (“UGVL”) pursuant to their cash contribution under the Backstop Agreement, will be subject to a lock-up until (i) the date that is 365 days from the Closing Date, and (ii) such date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the shareholders of the Company having the right to exchange their Company Ordinary Shares for cash, securities or other property, provided that if the share price of the Company Ordinary Shares exceeds $12.00 per Company Ordinary Share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-day trading period, the parties to the Registration Rights and Lock-Up Agreement may transfer up to 50% of the Holdco Ordinary Shares subject to the Registration Rights and Lock-Up Agreement.

The foregoing description of the Registration Rights and Lock-Up Agreement is qualified in its entirety by reference to the full text of the Registration Rights and Lock-Up Agreement, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Assignment, Assumption and Amendment Agreement

On the Closing Date, Holdco entered into an Assignment, Assumption and Amendment Agreement with LightJump and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”) (the “SPAC Warrant Amendment”) to amend and assume LightJump’s obligations under the existing Warrant Agreement, dated January 20, 2021, by and among LightJump and the Warrant Agent (the “SPAC Warrant Agreement”), with respect to each warrant entitling the holder to purchase one share of SPAC Common Stock at an exercise price of $11.50 per share of SPAC Common Stock (the “SPAC Warrants”) to give effect to the conversion of SPAC Warrants to warrants of Holdco, exercisable for Holdco Ordinary Shares, on substantially the same terms as the SPAC Warrants (“Holdco Warrants”).

The foregoing description of the SPAC Warrant Amendment is qualified in its entirety by reference to the full text of the SPAC Warrant Amendment which is included as Exhibit 2.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Memorandum of Understanding of the Backstop Agreement

On the Closing Date, UGVL, Theo, the Sponsor, SPAC, the Company, Holdco and UG Holdings, LLC entered into a Memorandum of Understanding of the Backstop Agreement (the “MOU”). At Closing, $1,989,011 remained in the Trust Account, which triggered the obligations of the Sponsor, UGVL and Theo under the Backstop Agreement. The parties agreed to the following terms under the MOU. Pursuant to the Backstop Agreement, the commitment to fund the Company of the Sponsor was $4,005,520, and the commitment to fund the Company of each of Theo and UGVL was $2,002,760. Pursuant to the Backstop Agreement, the Sponsor elected to transfer Sponsor shares of SPAC Common Stock to each of UGVL and Theo prior to the consummation of the Merger equal to the Sponsor’s commitment, with each Sponsor share of SPAC Common Stock valued at $10. Therefore, prior to the consummation of the Merger, the Sponsor transferred 200,276 shares of SPAC Common Stock to each of Theo and UGVL. Because the Sponsor elected to fulfill its obligation under the Backstop Agreement by transferring shares to each of Theo and UGVL, the required commitment to fund the Company for each of Theo and UGVL was $4,005,520. At the Closing Date, Theo and UGVL each transferred $4,005,520 to the Company and in turn, each received 400,552 newly issued Company Ordinary Shares.

The foregoing description of the MOU is qualified in its entirety by reference to the full text of the MOU which is included as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to the Business Combination Agreement, upon the completion of the Business Combination and the other transactions contemplated by the Business Combination Agreement (the “Closing”), each of the following transactions occurred in the following order: (a) pursuant to the Exchange Agreements, each of the Company’s shareholders has contributed its respective Company Ordinary Shares to Moolec in exchange for Holdco Ordinary Shares to be subscribed for by each such Moolec UK shareholder (such contributions and exchanges of Company Ordinary Shares for Holdco Ordinary Shares, collectively, the “Exchange”), (b) as a result of the Exchange, the Company became a wholly-owned subsidiary of Holdco, (c) each of the Company SAFE Holders received and became holders of issued and outstanding Holdco Ordinary Shares, in accordance with the applicable Company SAFE, (d) Merger Sub merged with and into LightJump, with LightJump surviving such merger and becoming a direct wholly-owned subsidiary of Holdco and all SPAC Common Stock outstanding were converted into the right to receive Holdco Ordinary Shares pursuant to a share capital increase of Holdco, (e) each warrant entitling the holder to purchase one share of SPAC Common Stock (as contemplated under the SPAC Warrant Agreement, became Holdco Warrants exercisable for Holdco Ordinary Shares on substantially the same terms as the SPAC Warrants, (f) Moolec entered into an assignment, assumption and amendment agreement with LightJump and Continental, as warrant agent, to amend and assume LightJump’s obligations under the SPAC Warrant Amendment to give effect to the conversion of SPAC Warrants to Holdco Warrants, (g) Moolec’s ’s Chief Financial Officer was allotted an aggregate of 232,523 Holdco Ordinary Shares and the relevant shares due under the MOU were transferred from Sponsor to each of UGVL and Theo and Holdco issued the shares due under the MOU to each of UGVL and Theo.

Immediately following the consummation of the Transactions, the issued and outstanding share capital of the Company consisted of 37,560,249 Holdco Ordinary Shares and 11,110,000 Holdco Warrants.

The Holdco Ordinary Shares and Holdco Warrants began trading on the Nasdaq Capital Market under the ticker symbols “MLEC” and “MLECW”, respectively, on January 3, 2023. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and the Amendment No.1 to the Business Combination Agreement, which is included as Exhibit 2.2. to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders

On December 30, 2022, in connection with the consummation of the Business Combination, LightJump notified Nasdaq that the Business Combination had become effective and requested that Nasdaq file a Notification of Removal and Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the SEC that the shares of SPAC Common Stock, SPAC Warrants and units of LightJump were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Transactions having become effective, Nasdaq determined to permanently suspend trading of the shares of SPAC Common Stock, SPAC Warrants and the units of LightJump prior to the opening of trading on January 3, 2022. The deregistration will become effective 10 days from filing on the Form 25, which occurred on December 30, 2022. LightJump intends to file a Form 15 with the SEC in order to complete the deregistration of LightJump’s securities under the Exchange Act.

Item 3.03 Material Modifications to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01 Change in Control of Registrant

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the consummation of the business Combination each of the previous directors and officers of LightJump ceased to be a director of officer of LightJump. Following the consummation of the Business Combination Gastón Paladini was appointed as the sole director of LightJump and President of LightJump.

Item 5.03 Amendment to Certificate of Incorporation or Bylaws; Change in Fiscal Year

On December 30, 2022, LightJump filed with the Secretary of State of Delaware the certificate of merger relating to the Merger. At the Merger Effective Time, LightJump’s certificate of incorporation as in effect immediately prior to the Merger Effective Time was amended and restated in its entirety (as described in the Proxy Statement/Prospectus filed with the SEC). A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 and is incorporated herein by reference. In addition, following the Merger Effective Time, LightJump’s bylaws as in effect immediately prior to the Merger were amended and restated. A copy of the amended and restated bylaws is filed as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description
2.1#	Business Combination Agreement, dated as of June 14, 2022, by and among LightJump Acquisition Corporation, Moolec Science Limited, Moolec Science SA and Moolec Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to LightJump Acquisition Corporation’s Form 8-K, File No. 001-39869, filed with the SEC on June 15, 2022).
2.2#	First Amendment to the Business Combination Agreement, by and among LightJump Acquisition Corporation, Moolec Science Limited, Moolec Science SA and Moolec Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to LightJump Acquisition Corporation’s Form 8-K, File No. 001-39869, filed with the SEC on November 21, 2022).
2.3	Assignment, Assumption and Amendment Agreement with respect to the Warrant Agreement between LightJump Acquisition Corporation, Moolec Science SA and Continental Stock Transfer & Trust Company, dated as of December 30, 2022 (incorporated by reference to Exhibit 2.5 to Moolec Science SA Form 20-F, File No. 001-41586, filed with the SEC on January 6, 2023)
3.1*	Amended and Restated Certificate of Incorporation of LightJump Acquisition Corporation
3.2*	Amended and Restated Bylaws of LightJump Acquisition Corporation
4.1	Registration Right and Lock-Up Agreement, dated December 30, 2022, by and among, Moolec Science SA, LightJump One Founders, LLC, BG Farming Technologies Ltd., Union Group Ventures Ltd., Bioceres Crop Solutions Corp., THEO I SCSp, Serenity Traders LTD., UG Holdings, LLC, Robert M. Bennett and Jose López Lecube (incorporated by reference to Exhibit 4.6 to Moolec Science SA Form 20-F, File No. 001-41586, filed with the SEC on January 6, 2023).
4.2	Memorandum of Understanding on the Backstop Agreement, dated as of December 30, 2022, by and among LightJump Acquisition Corporation, Moolec Science Limited, Moolec Science SA, UG Holdings, LLC, Union Group Ventures Limited, THEO I SCSp and LightJump One Founders, LLC (incorporated by reference to Exhibit 4.8 to Moolec Science SA Form 20-F, File No. 001-41586, filed with the SEC on January 6, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith
#	Certain schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIGHTJUMP ACQUISITION CORPORATION

Date: January 6, 2023	By:	/s/ Gastón Paladini
		Name:	Gastón Paladini
		Title:	President